UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
  WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported) February 18, 2012

Global Gold Corporation
(Exact name of registrant as specified in its charter)

Delaware	02-69494	13-3025550
(State or other jurisdiction	(Commission	(IRS
of incorporation)	File Number)	Identification No.)

555 Theodore Fremd Avenue, Rye, NY	10580
(Address of principal executive offices)	(Zip Code)

Registrant's telephone number, including area code (914) 925-0020

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[  ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[  ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[  ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[  ] Pre-commencement communications pursuant to Rule 133-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01  Entry into a Material Definitive Agreement.

Based on the approval of the Board of Directors of Global Gold Corporation (“GGC” and “the Company”) received on January 5, 2012 and on receiving consent from its shareholders representing over a 65% majority of its outstanding Common Stock on February 6, 2012, as the Company reported on Form 8-K dated February 9, 2012, to transfer the 100% interest in Mego-Gold, LLC (“Mego” and “MG”) and Getik Mining Company, LLC (“Getik”) into GGCR Mining, LLC, a Delaware limited liability company (“GGCR Mining”), owned by a joint venture company, Global Gold Consolidated Resources Limited, a Jersey Island private limited company (“GGCR”), per the terms of the April 27, 2011 Joint Venture Agreement with Consolidated Resources Armenia, an exempt non-resident Cayman Islands company (“CRA”).  The Company entered into the following agreements on or about February 19, 2012 updating previous agreements, all as further described in the exhibits attached, on the following dates:

●	Shareholders Agreement for GGCR dated February 18, 2012
●	Supplemental Letter dated February 19, 2012
●	Getik Assignment and Assumption Agreement dated February 19, 2012
●	MG Assignment and Assumption Agreement dated February 19, 2012
●	Guaranty dated February 19, 2012 (by GGC to CRA)
●	Guaranty dated February 19, 2012 (by GGCR Mining to CRA)
●	Security Agreement dated February 19, 2012 (by GGCR and GGCR Mining to CRA)
●	Action by Written Consent of the Sole Member of GGCR Mining, LLC dated February 19, 2012
●	Certificate of Global Gold Corporation dated February 19, 2012
●	Global Gold Consolidated Resources Limited Registered Company No 109058 Written resolutions by all of the directors of the Company
●	Action by Written Consent of the Board of Managers of GGCR Mining, LLC

Key terms include that Global Gold Corporation will retain 51% of the shares of GGCR, which will be a subsidiary of the Company, per the terms of the April 27, 2011 Joint Venture Agreement as approved and described above.  The Board of Directors of GGCR Mining will be comprised of Van Krikorian, from GGC, Caralapati Premraj, from CRA, and three non-executive independent directors to be selected in the future.  Management of the Joint Venture shall consist of: Van Krikorian, Executive Chairman; Jan Dulman, Chief Financial Officer; Joseph Borkowski, Executive Vice President; Ashot Boghossian, Managing Director Armenia; and a Chief Operating Officer for Armenia to be named.

Item 9.01  Exhibits.

Exhibit No.	Description

10.3	Material Agreement – Shareholders Agreement for GGCR dated February 18, 2012

10.4	Material Agreement – Supplemental Letter dated February 19, 2012

10.5	Material Agreement – Getik Assignment and Assumption Agreement dated February 19, 2012

10.6	Material Agreement – MG Assignment and Assumption Agreement dated February 19, 2012

10.7	Material Agreement – Guaranty dated February 19, 2012 (by GGC to CRA)

10.8	Material Agreement – Guaranty dated February 19, 2012 (by GGCR Mining to CRA)

10.9	Material Agreement – Security Agreement dated February 19, 2012 (by GGCR and GGCR Mining to CRA)

10.10	Material Agreement – Action by Written Consent of the Sole Member of GGCR Mining, LLC dated February 19, 2012

10.11	Material Agreement – Certificate of Global Gold Corporation dated February 19, 2012

10.12	Global Gold Consolidated Resources Limited Registered Company No 109058 Written resolutions by all of the directors of the Company

10.13	Action by Written Consent of the Board of Managers of GGCR Mining, LLC

10.14	Material Contract – Global Gold Corporation and Consolidated Resources USA, LLC Joint Venture Agreement dated as of March 17, 2011. (1)

10.15	Material Contract – Global Gold Corporation and Consolidated Resources Joint Venture Agreement dated as of April 27, 2011. (2)

10.16	Material Agreement - Written Consent of Shareholders in Lieu of Meeting Pursuant to Section 228(a) of the General Corporation Law of the State of Delaware. (3)

(1) Incorporated herein by reference to Exhibit 10.3 to the Company's current report on Form 8-K filed with the SEC on March 21, 2011.

(2) Incorporated herein by reference to Exhibit 10.4 to the Company's current report on Form 8-K filed with the SEC on May 2, 2011.

(3) Incorporated herein by reference to Exhibit 10.3 to the Company's current report on Form 8-K filed with the SEC on February 9, 2012.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: February 23, 2012	Global Gold Corporation

	By:	/s/ Van Z. Krikorian
	Name:	Van Z. Krikorian
	Title:	Chairman & Chief
Executive Officer